# Creatd 2022 Expansion Plan Investor Presentation





Nasdaq: CRTD

Q2 2022

# Safe Harbor

Statements in this presentation concerning the future expectations and plans of Creatd, Inc. (the "Company"), including, without limitation, the Company's future earnings, partnerships and technology solutions, may constitute forward-looking statements for the purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995 and other federal securities laws and are subject to substantial risks, uncertainties and assumptions. You should not place reliance on these forward-looking statements, which include words such as "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project" or similar terms, variations of such terms or the negative of those terms. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee such outcomes. The Company may not realize its expectations, and its beliefs may not prove correct. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, without limitation, market conditions and the factors described in the section entitled "Risk Factors" in the Company's most recent Annual Report on Form 10-K and the Company's other filings made with the U. S. Securities and Exchange Commission. All such statements speak only as of the date made. Consequently, forward-looking statements should be regarded solely as the Company's current plans, estimates, and beliefs. Investors should not place undue reliance on forward-looking statements. The Company cannot guarantee future results, events, levels of activity, performance or achievements. The Company does not undertake and specifically declines any obligation to update, republish, or revise any forward-looking statements to reflect new information, future events or circumstances or to reflect the occurrences of unanticipated events, except as may be required by applicable law.

# We're building the homebase for creators

Creatd (Nasdaq: CRTD) is a holding company that provides economic opportunities for creators through technology and partnership.


FORT SMITH
COFFEE CO.





# Creatd's Four Pillar Business Model

Creatd Labs

## Technology

Proprietary technology, content creation framework, and digital communities

**Companies**
Vocal
Vocal Communities

Creatd Partners

## Agency

Fosters relationships between brands and creators through agency services

**Companies**
Vocal for Brands
WHE Agency

Creatd Ventures

## E-commerce

Builds, acquires, develops, and scales e-commerce brands

**Companies**
Camp
Basis
Dune

Creatd Studios

## Media Production

Transmedia production and media adaptation

**Companies**
Intellectual Property
OG Collection, Inc.
OG Gallery, LLC.

Creatd's business model relies on a **Shared Services Model** with 55+ full-time employees and multiple segment specialists

# Multiple Flywheel Effects & Growth Drivers


**Labs** provides Vocal platform, first-party data, and content distribution for **Partners**
**Ventures** provides **Studios** with sales infrastructure for transmedia projects
Technology
(Labs)
Agency
(Partners)
E-commerce
(Ventures)
Media Production
(Studios)
**Partners** provides **Labs** with influencers and talent to attract audiences and drive platform growth
**Partners** provides **Ventures'** companies marketing capabilities to drive sales
**Labs** provides **Studios** curated content and creators for book deals, podcasts, film adaptations, etc.

# Expansion Plan

1. **Revenue Acceleration** through strategic alliances, acquisitions, emergent cross-sell/upsell opportunities, and targeted paid media

2. **Product Advancement** with a roadmap focused on delivering continuous upgrades to core technology and products, development of new platforms (replicating Vocal framework), and introduction of first mobile app

3. **Invest in Subscriber Acquisition** strategies to reduce CAC (customer acquisition costs) across our pillars and improve LTV (lifetime value) per user

4. **Compete Head-to-Head** with the major tech platforms /social media players by leveraging our core business strengths including data, technology, and a talented management team

Pitch

Creatd Labs

# Creatd Labs develops platforms, communities, and technology for creators

**Companies**
Vocal
Vocal Communities

**Mission**
Grow Vocal from 1.5MM creators to 15MM creators, grow Vocal's collective audience reach from 200MM to 600MM+, and become one of the largest apps for creators and their audiences in the world.

**Revenues**
Revenues subject to resources could grow to as high as $17MM+ by end of FY2023



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9:41
Stories
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Isabella To...
Anne Day
Trevor Blanch
Xin Yu
Earth
An Urban Farmer's Plea for Insect Pollinator Conservation
Farmer Nick with National Geographic
2 hours ago
Sophia Carey
Joined in 2017 · 31 Published Stories
Photographer and designer from London, living in Manchester. sophiacarey.co.uk
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# Technology Expansion Levers & Growth Drivers

01 **Expand platform payments** framework to include tokenization features that increase value to creators

02 **Improve moderation + compliance** to protect platform and increase automation

03 **Expand cross-channel paid acquisition**. We will continue to allocate paid media at a much-reduced level, and as a portfolio, decrease our dependency on third-party advertising networks

04 **Increase marketing spend** to drive downloads of our iOS app. The app is expected to create a multitude of revenue transactional opportunities, as well as exponentially increase our proprietary data

05 **Increase our investment in marketing and data analysis** to result in a continually decreasing CAC (Customer Acquisition Cost)

06 **Allocate increased capital development**, including initiatives involving adapting the technology framework underlying Vocal to build new transformative platforms

Creatd Partners

# Creatd Partners fosters relationships between brands and creators

**Companies**
Vocal for Brands
WHE Agency

**Mission**
Expand our influencer network to 1,000+ worldwide. Continue to expand our portfolio of Fortune 500 brand clients.

**Revenues**
Revenues subject to resources could grow to as high as $6MM+ by end of FY2023



# Agency Expansion Levers & Growth Drivers

01 **Acqui-hire talent through accretive acquisitions** of performance and brand marketing agencies

02 **Expand shared operations and client services** model between agencies

03 **Grow reach** through onboarding of top tier influencers and celebrities

04 **Engage top tier brands** with our new shared service model

05 **Invest in internal data platform** to improve efficiencies and increase revenues

05 **Leverage Creatd Studios production capabilities** to provide further value to brands through a shared IP strategy

Creatd Ventures

# Creatd Ventures invests in, develops, and scales e-commerce brands

**Companies**
Camp
Dune
Basis

**Mission**
Expand product offerings for current owned-and-operated brands, Camp, Dune, and Basis. Broaden portfolio with a series of accretive acquisitions, with targets that align with our existing portfolio and can be easily consolidated into our supply chain infrastructure.

**Revenues**
Revenues subject to resources could grow to as high as $15MM+ by end of FY2023


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DUNE
DUNE


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Clean Hydration Mix


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# Ventures Expansion Levers & Growth Drivers

01 **Expand customer acquisition** through cross-channel marketing initiatives; increased capital allocation for marketing and data analysis to fuel recurring revenue growth

02 **Complete 3 accretive acquisitions in a 12 month period**, with a focus on creator-founded brands. Once integrated, utilize our shared service model to increase margins

03 **Expand partnerships with big-box retailers**, to drive national distribution in brick-and mortar locations including Urban Outfitters, CVS, and more

04 **Develop new and innovative SKUs** (Stock Keeping Units) for our current owned and operated brands to expand our product offerings for new and existing subscribers

05 **Expand online marketplace distribution strategy** including Amazon, Walmart, and more

06 **Continue to collaborate with Shopify** and other e-commerce technologies to strengthen e-commerce infrastructure

Creatd Studios

# Creatd Studios partners with creators to produce stories for TV, film, podcasts, and print

**Companies/Assets**
OG Collection, LLC
OG Gallery, Inc.
Intellectual Property
Media and NFT Library

**Mission**
To harness Vocal's powerful storytelling to bring creators' original stories and their captivated audiences into the entertainment and publishing space to explore new platforms at the bleeding edge of technology. Spin-off of OG Collection, Inc., on the OTCQB

**Revenues**
Revenues subject to resources could grow to as high as $2MM+ by end of FY2023



# Studios Expansion Levers & Growth Drivers

01 **Partnership with Film Sales Corp.** for the production of video content, to be distributed through streaming platform deals

02 **Partnership with UK-based crowdsourced publisher**, Unbound, for book publications, featuring stories sourced from Vocal creators

03 **Entry into podcast space** with a series of creator-led podcasts in development, in partnership with PodPeople

04 **Formation of graphic novel development arm**, in collaboration with top-tier creative talent in the space

05 **Identification and optioning of IP and talent**, through our Partners and Labs business segments

06 **Spin-off OG Collection, Inc.**, its subsidiary, OG Gallery, LLC and its associated NFT library

# Summary

"This presentation explains our bold and ambitious expansion plan that has been in the making for nearly two years, since we uplisted to the Nasdaq. Since uplisting in 2020, we have grown our revenue potential significantly, and on a pro forma basis, are tracking for over $10MM in FY 2022. If we are successful on a number of our acquisition opportunities, we expect that number to get as high as $15MM+ on a pro forma basis.

The key to our success is a clear path to breakeven. This expansion plan provides the blueprint toward that goal. Finally, the successful completion of our expansion plan will catapult us into the upper echelon of the world's top technology companies, and lead us to expand EBITDA and, provided the resources are available, generate up to $40MM in revenue by the end of FY 2023, and up to $80MM by the end of FY 2024."

—Jeremy Frommer, Founder & Executive Chairman

| | |
|---|---|
| FY 2020 | Uplisted to Nasdaq in September |
| FY 2021 | Generated $4.3MM in revenues (255% increase YoY) |
| Q3 2022 | Introduction of Vocal mobile app |
| FY 2022 | $15MM+ revenues, accounting for an additional 3 e-commerce acquisitions |
| Q2 2023 | Projected EBITDA breakeven |
| FY 2023 | Subject to resources, up to $40MM in annual revenues |
| FY 2024 | Subject to resources, up to $80MM in annual revenues |

# Contact

For more information, please contact
ir@creatd.com or your registered broker dealer
to inquire about Creatd (Nasdaq CM: CRTD).